UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2013 (January 16, 2013)

CHINA SHEN ZHOU MINING & RESOURCES, INC .

(Exact name of registrant as specified in its charter)

Nevada	001-33929	87-0430816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

No. 166 Fushi Road Zeyang Tower, Shijingshan District, Beijing, China 100043

(Address of principal executive offices)

86-010-8890-6927

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

On January 16, 2013, China Shen Zhou Mining & Resources, Inc. (the “Company”) was informed by its independent registered public accounting firm, Sherb & Co., LLP, (“Sherb”), that Sherb has combined its practice with RBSM LLP (the “Merger”) effective January 1, 2013.   As a result, Sherb effectively resigned as the Company’s independent registered public accounting firm and RBSM LLP became the Company's independent registered public accounting firm. The engagement of RBSM LLP as the Company’s independent registered public accounting firm was approved by the Board of Directors of the Company on January 16, 2013.

The principal accountant’s reports of Sherb on the financial statements of the Company as of and for the two years ended December 31, 2011 and December 31, 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.  The principal accountant’s reports of Sherb on the financial statements of the Company for the year ended December 31, 2010 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the two years ended December 31, 2011 and December 31, 2010 and through the date of this 8-K, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Sherb’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended December 31, 2011 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2011 and through the date of this 8-K, the Company did not consult with RBSM LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sherb with a copy of the foregoing disclosure and requested Sherb to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 21, 2013, furnished by Sherb, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated January 21, 2013 from Sherb & Co., LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Shen Zhou Mining & Resources, Inc.

Dated: January 21, 2013	By:	/s/ Xiaojing Yu
	Name:	Xiaojing Yu
	Title:	Chief Executive Officer